Exhibit 10.18

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is made and entered into this 3rd day of November, 2016, (the “Third Amendment Effective Date”), by and between GGT LMI CITY WALK GA, LLC, a Delaware limited liability company (“Seller”), and BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company (“Purchaser”).

RECITAL OF FACTS:

A.           Seller and Purchaser are parties to that certain Purchase and Sale Agreement having an Effective Date of September 15, 2016, as amended by that certain First Amendment to Purchase and Sale Agreement dated September 19, 2016, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated September 30, 2016, with respect to the sale by Seller to Purchaser of the property at 3000 Forrest Walk, Roswell, Fulton County, Georgia 30075 (as amended, the “Purchase and Sale Agreement”); and

B.           Seller and Purchaser are mutually desirous of entering into this Amendment to amend certain terms and provisions of the Purchase and Sale Agreement only as hereinafter specifically set forth;

AGREEMENT:

NOW, THEREFORE, for and in consideration of the premises, Ten Dollars in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Amendment, Seller and Purchaser, intending to be legally bound, hereby agree as follows:

1.          The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Purchase and Sale Agreement shall have the meanings given to them in the Purchase and Sale Agreement.

2.          Purchaser agrees and consents to Seller conveying to the City of Roswell, Georgia, pursuant to the form of Right of Way Deed attached hereto and made a part hereof as Exhibit “A” (“Right of Way Deed”), two portions of the Property consisting of 0.170 acres and 0.231 acres, more or less, respectively (collectively, the “Right of Way”), as identified on the Dedication Plat 1 and Dedication Plat 2, prepared by Planners and Engineers Collaborative, dated November 1, 2013, which plats are attached to the Right of Way Deed as Exhibit A and more particularly described in the legal descriptions attached to the Right of Way Deed as Exhibit B, which Right of Way is being conveyed pursuant to and as a requirement of City of Roswell, Georgia Zoning Resolution 2013-05-25, effective as of May 13, 2013. Purchaser shall have no right to terminate the Purchase and Sale Agreement as a result of the conveyance of the Right of Way.

3.          Purchaser agrees that the Right of Way is no longer part of or included in the Land or the Property, and the legal description of the Land attached to the Purchase and Sale Agreement as Exhibit A is hereby deleted and the legal description attached to this Amendment as Exhibit W is hereby substituted.

4.          In order to expedite the execution of this Amendment, telecopied or PDF signatures may be used in place of original signatures on this Amendment. Purchaser and Seller intend to be bound by the signatures on the telecopied or PDF document, are aware that the other party will rely on such signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. This Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

5.          Except as amended or modified by this Amendment, the Purchase and Sale Agreement is incorporated by reference. As amended hereby, the Purchase and Sale Agreement is ratified and confirmed and continues in full force and effect. In the event of a conflict between the terms and provisions of the Purchase and Sale Agreement and the terms and provisions of this Amendment, this Amendment shall control.

[Signatures contained on following pages.]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be duly executed, sealed and delivered as of the Third Amendment Effective Date.

SELLER:

GGT LMI CITY WALK GA, LLC,
a Delaware limited liability company

By:	LMI City Walk Investor, LLC, a Delaware limited liability company, its Operating Member

By:	Lennar Multifamily Communities, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Chris Cassidy
	Name:	Chris Cassidy
	Its:	Vice President

PURCHASER:

BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Title:	Authorized Signatory

EXHIBIT A

FORM OF RIGHT OF WAY DEED

After Recording, Return to:

City Clerk's Office

c/o Marlee Press, City Clerk

38 Hill Street

Roswell, Georgia 30075

CITY OF ROSWELL

RIGHT OF WAY DEED

STATE OF GEORGIA

FULTON COUNTY

THIS INDENTURE made this       day of          , 2016, between GGT LMI CITY WALK GA, LLC, a Delaware limited liability company (“Grantor”), and THE CITY OF ROSWELL, GEORGIA, a political subdivision of the State of Georgia (“Grantee”).

WITNESSETH that for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, Grantor does hereby grant, sell and convey to Grantee, and their successors in office, the property lying and being in Land Lot 426, 1st District, 2nd Section of Fulton County, Georgia, consisting of two tracts of 0.170 acres and 0.231 acres, more or less, respectively, as identified on the Dedication Plat 1 and Dedication Plat 2, prepared by Planners and Engineers Collaborative, dated November 1, 2013, which plats are attached hereto and made a part hereof as Exhibit “A” and more particularly described in the legal descriptions attached hereto and made a part hereof as Exhibit “B.”

This Right of Way Deed is given subject to all valid and enforceable easements, rights of way, restrictions, conditions and covenants as may appear of record and the lien of ad valorem taxes for the current and subsequent years.

This Right of Way Deed is made pursuant to and as required by City of Roswell, Georgia Zoning Resolution 2013-05-25, effective as of May 13, 2013.

TO HAVE AND TO HOLD the bargained premises unto Grantee, its successors and assigns forever in FEE SIMPLE.

IN WITNESS WHEREOF, Grantor has executed and delivered this Right of Way Deed under seal as of the day above written.

Signed, sealed and delivered this ____ day of ________________, 2016, in the presence of:	SELLER:
GGT LMI CITY WALK GA, LLC, a Delaware limited liability company
Witness
By: LMI CITY WALK INVESTOR, LLC, a Delaware limited liability company, its Operating Member

Notary Public

[NOTARY SEAL]	By: Lennar Multifamily Communities, LLC, a Delaware limited liability company, its sole member
My Commission Expires:

By:
Christopher P. Cassidy
Its: Vice President

EXHIBIT “A”

DEDICATION PLAT 1

AND

DEDICATION PLAT 2

(following 6 pages)

MATCHLINE (SEE SHEET 1)
MATCHLINE (SEE SHEET 2)
EXISTING RIGHT-OF-WAY LINE
FUTURE RIGHT OF WAY LINE PER
ZONING RESOLUTION #2013-05-25
AT&T BOX
A/C P.
MH
2 STORY STUCC
FFE=1068.72
R/W DEDICATION 1
(7,419 SQ. FT.)
21.1'
1068.6
1068.4
ACCESS/MAINTENANCE
ESMT. FOR SIDEWALKS
20' SIDE
P.O.B.
GV
IPF (3.4' SE OF CORNER)
IPF
N87°26'30"W
1.97'
N87°26'30"W
10.04'
N01°09'21"E
97.45'
FRASER STREET
(RW VARIES)
APPROX. LAND LOT LINE
DEMOSTHENES GALAKTIADIS etal.
DB 36316 / PG. 254
P.O.C.
CONCRETE NAIL FOUND
GEORGIA WEST ZONE
LAND LOT(s) 426
1st DISTRICT, 2nd SECTION
CITY OF ROSWELL
FULTON COUNTY
L.L. 412
L.L. 426

SHEET 1 OF 3

PLANNERS AND ENGINEERS COLLABORATIVE

"WE PROVIDE SOLUTIONS"

site planning - landscape architecture - civil engineering - land surveying
350 research court - norcross, georgia - 30092 - (770) 451-2741
www.pecatl.com

DEDICATION PLAT 1

DRAWN BY: MCS
CHECKED BY: JNH
FILE NO.: 13010.00
DATE: 11/1/13
SCALE: 1"=40'

0 20 40 80

MATCHLINE (SEE SHEET 2)
MATCHLINE (SEE SHEET 3)
N00°49'41"E
618.39'
1 STORY BRICK
FFE=1069.28
FUTURE RIGHT OF WAY LINE PER
ZONING RESOLUTION #2013-05-25
PUBLIC
21.1'
FRASER STREET
(RW VARIES)
PLANNERS AND ENGINEERS
COLLABORATIVE
GEORGIA WEST ZONE
2 STORY BRICK &
VINYL FFE=1072.3
MH (CANNOT ACCESS)
2 STORY BRICK &
VINYL FFE=1064.5
CENTERLINE RD
R/W DEDICATION 1
(7,419 SQ. FT.)
LAND LOT(s) 426
1st DISTRICT, 2nd SECTION
CITY OF ROSWELL
FULTON COUNTY
C.I.
C.T.
MAIL KIOSK
MATCHLINE (SEE SHEET 1)
MATCHLINE (SEE SHEET 2)
EXISTING RIGHT-OF-WAY LINE
FUTURE RIGHT OF WAY LINE PER
ZONING RESOLUTION #2013-05-25

SHEET 2 OF 3

PLANNERS AND ENGINEERS COLLABORATIVE

"WE PROVIDE SOLUTIONS"

site planning - landscape architecture - civil engineering - land surveying
350 research court - norcross, georgia - 30092 - (770) 451-2741
www.pecatl.com

DEDICATION PLAT 1

DRAWN BY: MCS
CHECKED BY: JNH
FILE NO.: 13010.00
DATE: 11/1/13
SCALE: 1"=40'

0 20 40 80

N
W
S
GEORGIA WEST ZONE
PLANNERS AND ENGINEERS COLLABORATIVE
L.L. 412
L.L. 426
APPROX. LAND LOT LINE
R/W DEDICATION 1
(7,419 SQ. FT.)
FRASER STREET
(RW VARIES)
S88°59'40"E
12.00'
MARIA GARCIA, etal
DB 27359 / PG. 152
21.0'
FUTURE RIGHT OF WAY LINE PER
ZONING RESOLUTION #2013-05-25
2 STORY BRICK &
VINYL FFE=1074.1
1070.6+
EXISTING RIGHT-OF-WAY LINE
N00°49'41"E
618.06'
APPROXIMATE LOCATION
OF EASEMENT
DB 30260 / PG. 92
ACCESS/MAINTENANCE
ESMT. FOR SIDEWALKS
MATCHLINE (SEE SHEET 2)
MATCHLINE (SEE SHEET 3)
N00°49'41"E
618.39'
1 STORY BRICK
FFE=1069.28
LAND LOT(s) 426
1st DISTRICT, 2nd SECTION
CITY OF ROSWELL
FULTON COUNTY

SHEET 3 OF 3

PLANNERS AND ENGINEERS COLLABORATIVE

"WE PROVIDE SOLUTIONS"

site planning – landscape architecture – civil engineering – land surveying
350 research court – norcross, georgia – 30092 – (770) 451-2741
www.pecatl.com

DEDICATION PLAT 1

DRAWN BY: MCS
CHECKED BY: JNH
FILE NO.: 13010.00
DATE: 11/1/13
SCALE: 1"=40'

0 20 40 80

GV
IPF
IPF
MATCHLINE (SEE SHEET 2)
MATCHLINE (SEE SHEET 1)
FUTURE RIGHT OF WAY LINE PER
ZONING RESOLUTION #2013-05-25
DEMOSTHENES GALAKTIADIS etal.
DB 36316 / PG. 254
FRASER STREET
(RW VARIES)
APPROX. LAND LOT LINE
P.O.C.
CONCRETE NAIL FOUND
S47°44'01"E
15.38'
N86°19'46"E
83.00'
N87°32'28"E
98.61
L1
L2
P.O.B.
N00°24'51"E
11.93'
EXISTING RIGHT-OF-WAY LINE
R/W DEDICATION 2
(10,044 SQ. FT.)
L.L. 412
L.L. 426
NORCROSS STREET
(RW VARIES)
PUBLIC

CALL TABLE		
LINE	LENGTH	BEARING
L1	3.08'	N00°24'51"E
L2	35.47'	N82°44'08"E
L3	91.10'	S89°02'19"E
L4	74.44'	S88°28'06"E
L5	42.30'	N89°19'52"E
L6	12.29'	S06°05'06"W

CURVE TABLE				
CURVE	LENGTH	RADIUS	BEARING	CHORD
C1	29.01	219.00	N87°10'01"E	28.99
C2	29.61	16313.25	S88°37'21"E	29.61
C3	120.72	1388.01	N87°43'38"E	120.68
C4	61.20	1111.26	N84°24'25"E	61.19
C5	36.20	319.00	N86°04'49"E	36.18

GEORGIA WEST ZONE

SHEET 1 OF 3

PLANNERS AND ENGINEERS COLLABORATIVE

"WE PROVIDE SOLUTIONS"

site planning – landscape architecture – civil engineering – land surveying
350 research court – norcross, georgia – 30092 – (770) 451-2741
www.pecatl.com

DEDICATION PLAT 2

DRAWN BY: MCS
CHECKED BY: JNH
FILE NO.: 13010.00
DATE: 11/1/13
SCALE: 1"=40'

0 20 40 80

2/3 STORY
SPLIT STUCCO
FFE=1062.30
2/3 STORY
SPLIT STUCCO
FFE=1056.40
MATCHLINE (SEE SHEET 2)
MATCHLINE (SEE SHEET 1)
MATCHLINE (SEE SHEET 3)
MATCHLINE (SEE SHEET 2)
FUTURE RIGHT OF WAY LINE PER
ZONING RESOLUTION #2013-05-25
+1061.6
C1
L3
C2
L4
C3
21.4'
N89°28'46"W
318.98'
CABLE BOX
GV
IPF
25.9'
26.1'
EXISTING RIGHT-OF-WAY LINE
MH
S
G
R/W DEDICATION 2
(10,044 SQ. FT.)
NORCROSS STREET
(RW VARIES)
PUBLIC

N
S
W
E
PLANNERS AND ENGINEERS
COLLABORATIVE
GEORGIA WEST ZONE

CALL TABLE		
LINE	LENGTH	BEARING
L1	3.08'	N00°24'51"E
L2	35.47'	N82°44'08"E
L3	91.10'	S89°02'19"E
L4	74.44'	S88°28'06"E
L5	42.30'	N89°19'52"E
L6	12.29'	S06°05'06"W

CURVE TABLE				
CURVE	LENGTH	RADIUS	BEARING	CHORD
C1	29.01	219.00	N87°10'01"E	28.99
C2	29.61	16313.25	S88°37'21"E	29.61
C3	120.72	1388.01	N87°43'38"E	120.68
C4	61.20	1111.26	N84°24'25"E	61.19
C5	36.20	319.00	N86°04'49"E	36.18

SHEET 2 OF 3

PLANNERS AND ENGINEERS COLLABORATIVE
"WE PROVIDE SOLUTIONS"
site planning - landscape architecture - civil engineering - land surveying
350 research court - norcross, georgia - 30092 - (770) 451-2741
www.pecatl.com

DEDICATION PLAT 2

DRAWN BY: MCS
CHECKED BY: JNH
FILE NO.: 13010.00
DATE: 11/1/13
SCALE: 1"=40'

0 20 40 80

MATCHLINE (SEE SHEET 3)
MATCHLINE (SEE SHEET 2)
DECK
1 STORY FRAME W/BASEMENT FFE=1055.58
2 STORY STUCCO FFE=1042.65
WM
FUTURE RIGHT OF WAY LINE PER ZONING RESOLUTION #2013-05-25
C3
C4
C5
L5
L6
SIGN
S85°25'50"W
85.12'
S82°50'49"W
115.00'
IPF
21.0'
26.0'
MH
EXISTING RIGHT-OF-WAY LINE
NORCROSS STREET
(RW VARIES)
PUBLIC
R/W DEDICATION 2
(10,044 SQ. FT.)

N
S
W
E
PLANNERS AND ENGINEERS COLLABORATIVE
GEORGIA WEST ZONE

CALL TABLE		
LINE	LENGTH	BEARING
L1	3.08'	N00°24'51"E
L2	35.47'	N82°44'08"E
L3	91.10'	S89°02'19"E
L4	74.44'	S88°28'06"E
L5	42.30'	N89°19'52"E
L6	12.29'	S06°05'06"W

CURVE TABLE				
CURVE	LENGTH	RADIUS	BEARING	CHORD
C1	29.01	219.00	N87°10'01"E	28.99
C2	29.61	16313.25	S88°37'21"E	29.61
C3	120.72	1388.01	N87°43'38"E	120.68
C4	61.20	1111.26	N84°24'25"E	61.19
C5	36.20	319.00	N86°04'49"E	36.18

SHEET 3 OF 3

PLANNERS AND ENGINEERS COLLABORATIVE

"WE PROVIDE SOLUTIONS"

site planning – landscape architecture – civil engineering – land surveying
350 research court – norcross, georgia – 30092 – (770) 451-2741
www.pecatl.com

DEDICATION PLAT 2

DRAWN BY: MCS
CHECKED BY: JNH
FILE NO.: 13010.00
DATE: 11/1/13
SCALE: 1"=40'

0 20 40 80

EXHIBIT “B”

LEGAL DESCRIPTION

R/W DEDICATION 1

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot(s) 426 of the 1st District, 2nd Section, Fulton County, Georgia and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING commence at a concrete nail found at the northwest end of a mitered intersection of the northerly right-of-way line of Norcross Street (R/W Varies) and the easterly right-of-way line of Fraser Street (R/W Varies); thence along the easterly right-of-way line of Fraser Street North 01 degrees 09 minutes 21 seconds East a distance of 97.45 feet to a point and the TRUE POINT OF BEGINNING, from the TRUE POINT OF BEGINNING as thus established; thence along said right-of-way line the following courses and distances: North 87 degrees 26 minutes 30 seconds West a distance of 10.04 feet to a point; thence North 00 degrees 49 minutes 41 seconds East a distance of 618.06 feet to a point; thence leaving said right-of-way line South 88 degrees 59 minutes 40 seconds East a distance of 12.00 feet to a point; thence South 00 degrees 49 minutes 41 seconds West a distance of 618.39 feet to a point; thence North 87 degrees 26 minutes 30 seconds West a distance of 1.97 feet to a point and the TRUE POINT OF BEGINNING.

Said tract containing 0.170 acres (7,419 square feet).

LEGAL DESCRIPTION

R/W DEDICATION 2

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot(s) 426 of the 1st District, 2nd Section, Fulton County, Georgia and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING commence at a concrete nail found at the northwest end of a mitered intersection of the northerly right-of-way line of Norcross Street (R/W Varies) and the easterly right-of-way line of Fraser Street (R/W Varies); thence along the northerly right-of-way line of Norcross Street the following courses and distances: thence South 47 degrees 44 minutes 01 seconds East a distance of 15.38 feet to a point; thence North 86 degrees 19 minutes 46 seconds East a distance of 83.00 feet to a point; thence North 87 degrees 32 minutes 28 seconds East a distance of 98.61 feet to a point and the TRUE POINT OF BEGINNING, from the TRUE POINT OF BEGINNING as thus established; thence leaving said right-of-way line North 00 degrees 24 minutes 51 seconds East a distance of 3.08 feet to a point; thence North 82 degrees 44 minutes 08 seconds East a distance of 35.47 feet to a point; thence 29.01 feet along an arc of a curve to the right, said curve having a radius of 219.00 feet and a chord bearing and distance of North 87 degrees 10 minutes 01 seconds East 28.99 feet to a point; thence South 89 degrees 02 minutes 19 seconds East a distance of 91.10 feet to a point; thence 29.61 feet along an arc of a curve to the right, said curve having a radius of 16,313.25 feet and a chord bearing and distance of South 88 degrees 37 minutes 21 seconds East 29.61 feet to a point; thence South 88 degrees 28 minutes 06 seconds East a distance of 74.44 feet to a point; thence 120.72 feet along an arc of a curve to the left, said curve having a radius of 1,388.01 feet and a chord bearing and distance of North 87 degrees 43 minutes 38 seconds East 120.68 feet to a point; thence 61.20 feet along an arc of a curve to the left, said curve having a radius of 1,111.26 feet and a chord bearing and distance of North 84 degrees 24 minutes 25 seconds East 61.19 feet to a point; thence 36.20 feet along an arc of a curve to the right, said curve having a radius of 319.00 feet and a chord bearing and distance of North 86 degrees 04 minutes 49 seconds East 36.18 feet to a point; thence North 89 degrees 19 minutes 52 seconds East a distance of 42.30 feet to a point; thence South 06 degrees 05 minutes 06 seconds West a distance of 12.29 feet to a point on the northerly right-of-way line of Norcross Street; thence along said right-of-way line the following courses and distances: South 82 degrees 50 minutes 49 seconds West a distance of 115.00 feet to a point; thence South 85 degrees 25 minutes 50 seconds West a distance of 85.12 feet to a point; thence North 89 degrees 28 minutes 46 seconds West a distance of 318.98 feet to a point; thence North 00 degrees 24 minutes 51 seconds East a distance of 11.93 feet to a point and the TRUE POINT OF BEGINNING.

Said tract containing 0.231 acres (10,044 square feet).

EXHIBIT W

ALL THAT TRACT OF LAND in Land Lot 426 of the 1st District, 2nd Section, City of Roswell, Fulton County, Georgia, containing approximately 10.680 acres as shown on Lot Combination Plat for Roswell Commons Group, L.P., prepared by Michael C. Sanford, Georgia Registered Land Surveyor No. 3179 of Planners and Engineers Collaborative, dated July 10, 2013, filed November 7, 2013, recorded in Plat Book 368, pages 90-94, Fulton County, Georgia records.

LESS AND EXCEPT THOSE TRACTS OR PARCELS OF LAND lying and being in Land Lot(s) 426 of the 1st District, 2nd Section, Fulton County, Georgia, consisting of two tracts of 0.170 acres and 0.231 acres, more or less, respectively, as depicted in the Dedication Plat 1 and Dedication Plat 2, prepared by Planners and Engineers Collaborative, dated November 1, 2013, and as set forth in that certain Right of Way Deed dated October ___, 2016, between GGT LMI City Walk GA, LLC, as Grantor, and the City of Roswell, Georgia, as Grantee, recorded or to be recorded in the Fulton County, Georgia records.

TOGETHER WITH all easements appurtenant to the above described parcel as set forth in that certain Drainage Easement dated November 14, 2013 among Roswell Commons Group, L.P., Habitat for Humanity of North Fulton, Inc., Norcross Village Homeowners Association, Inc., Roswell Landings Condominium Association, Inc. and Liberty Lofts and Townhomes Association, Inc., recorded or to be recorded in the Fulton County, Georgia records.

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